Exhibit 99.1

ENERGY TRANSFER COMPLETES ACQUISITION OF CRESTWOOD

Energy Transfer now owns and operates more than 125,000 miles of pipeline across the U.S.

DALLAS —November 3, 2023 - Energy Transfer LP (NYSE: ET) (“Energy Transfer”) announced today the completion of its previously announced merger with Crestwood Equity Partners LP (“Crestwood”). The merger was approved by Crestwood unitholders at its special meeting of unitholders held on October 30, 2023. Effective with the opening of the market on November 3, 2023, Crestwood’s common units and preferred units ceased trading on the New York Stock Exchange (NYSE).

Holders of Crestwood common units received 2.07 Energy Transfer common units for each Crestwood common unit held by them (the “Common Unit Merger Consideration”). Additionally, each outstanding Crestwood preferred unit was, at the election of the holder of such Crestwood preferred unit, either, (i) converted into a new preferred unit of Energy Transfer that has substantially similar terms, including with respect to economics and structural protections, as the Crestwood preferred units; (ii) redeemed in exchange for $9.857484 in cash plus accrued and unpaid distributions to the date of such redemption; or (iii) converted into a Crestwood common unit at the then-applicable conversion ratio of one Crestwood common unit for ten Crestwood preferred units, and such Crestwood common units then received the Common Unit Merger Consideration. The new Energy Transfer preferred units will be Series I Fixed Rate Perpetual Preferred Units and will trade on the NYSE under the ticker symbol “ETprI”.

As a result of the acquisition, Energy Transfer now owns and operates more than 125,000 miles of pipelines and related assets in all the major U.S. producing regions and markets across 41 states, further enhancing its leadership position in the midstream sector. The transaction is immediately accretive to distributable cash flow per unit for Energy Transfer, and adds significant cash flows from firm, long-term contracts and significant acreage dedications. Additionally, the combined operations of the two companies are expected to generate initial annual run-rate cost and efficiency synergies of at least $40 million before additional anticipated benefits of financial and commercial synergies.

About Energy Transfer

Energy Transfer LP (NYSE: ET) owns and operates one of the largest and most diversified portfolios of energy assets in the United States, with more than 125,000 miles of pipeline and associated energy infrastructure. Energy Transfer’s strategic network spans 41 states with assets in all of the major U.S. production basins. Energy Transfer is a publicly traded limited partnership with core operations that include complementary natural gas midstream, intrastate and interstate transportation and storage assets; crude oil, natural gas liquids (“NGL”) and refined product transportation and terminalling assets; and NGL fractionation. Energy Transfer also owns Lake Charles LNG Company, as well as the general partner interests, the incentive distribution rights and approximately 34% of the outstanding common units of Sunoco LP (NYSE: SUN), and the general partner interests and approximately 47% of the outstanding common units of USA Compression Partners, LP (NYSE: USAC). For more information, visit the Energy Transfer LP website at www.energytransfer.com.

Forward-Looking Statements

This communication contains “forward-looking statements”. In this context, forward-looking statements often address future business and financial events, conditions, expectations, plans or ambitions, and often include, but are not limited to, words such as “believe,” “expect,” “may,” “will,” “should,” “could,” “would,” “anticipate,” “estimate,” “intend,” “plan,” “seek,” “see,” “target” or similar expressions, or variations or negatives of these words, but not all forward-looking statements include such words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the transaction and the anticipated benefits thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Energy Transfer, that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations; the ability of Energy Transfer to integrate the business successfully and to achieve anticipated synergies and value creation; potential litigation relating to the transaction; the risk that disruptions from the transaction will harm Energy Transfer’s business, including current plans and operations and that management’s time and attention will be diverted on transaction-related issues; potential adverse reactions or changes to business relationships, including with employees suppliers, customers, competitors or credit rating agencies, resulting from the completion of the transaction; rating agency actions and Energy Transfer’s ability to access short- and long-term debt markets on a timely and affordable basis; legislative, regulatory and economic developments, changes in local, national, or international laws, regulations, and policies affecting Energy Transfer; acts of terrorism or outbreak of war, hostilities, civil unrest, attacks against Energy Transfer, and other political or security disturbances; dilution caused by Energy Transfer’s issuance of additional common units in connection with the transaction; the impacts of pandemics or other public health crises, including the effects of government responses on people and economies; changes in the supply, demand or price of oil, natural gas, and natural gas liquids; those risks described in Item 1A of Energy Transfer’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 17, 2023, and its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K; and those risks that are more fully described in the registration statement on Form S-4 and accompanying proxy statement/prospectus filed with the SEC in connection with the transaction.

While the list of factors presented here is, and the list of factors presented in the registration statement and the proxy statement/prospectus are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Energy Transfer cautions you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this communication. Energy Transfer does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Neither future distribution of this communication nor the continued availability of this communication in archive form on Energy Transfer’s website should be deemed to constitute an update or re-affirmation of these statements as of any future date.

Energy Transfer

Investor Relations:

Bill Baerg, Brent Ratliff, Lyndsay Hannah, 214-981-0795

Media Relations:

Media@energytransfer.com

214-840-5820